                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934
                               (Amendment No.__)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          Alliance Quasar Fund, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                       ALLIANCE PREMIER GROWTH FUND, INC.
                         ALLIANCE BALANCED SHARES, INC.
                           ALLIANCE QUASAR FUND, INC.

                          1345 Avenue of the Americas
                            New York, New York 10105
                            Toll Free (800) 221-5672

                                                                October 30, 2000

To the Stockholders of Alliance Premier Growth Fund, Inc. ("Premier Growth"), Alliance Balanced Shares, Inc. ("Balanced Shares") and Alliance Quasar Fund, Inc. ("Quasar") (collectively, the "Funds"):

  The accompanying Notice of Meeting and Proxy Statement present five proposals to be considered at the Funds' Joint Special Meeting of Stockholders (the "Meeting") to be held on December 12, 2000. The proposals are discussed more fully in the accompanying Proxy Statement.

  The first two proposals are for, respectively, the reelection of the Funds' Directors and the ratification of the selection of PricewaterhouseCoopers LLP as independent auditors of Premier Growth and Balanced Shares and Ernst & Young LLP as independent auditors of Quasar for each Fund's fiscal year ending in 2000. The third proposal revises the Funds' fundamental investment restrictions to permit the Funds to engage in securities lending to the full extent permitted by the Investment Company Act of 1940 (the "1940 Act"). The last two proposals relax or remove, in each case consistent with the 1940 Act, certain investment restrictions that were originally required by old state "blue sky" laws that were preempted and thus nullified by Congress in 1996. These restrictions are not required by the 1940 Act. The Boards of Directors believe that it is in the best interests of the Funds and their stockholders to change these policies to provide the Funds with the investment flexibility allowed by the 1940 Act.

  We welcome your attendance at the Meeting. If you are unable to attend, we encourage you to vote your proxy promptly, in order to spare the Funds additional proxy solicitation expenses. Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, has been selected to assist stockholders in the voting process. As the date of the Meeting approaches, if we have not yet received your proxy, you may receive a telephone call from SCC reminding you to exercise your right to vote. If you have any questions regarding the Meeting agenda or how to submit your proxy, please call SCC at
(877) 504-9595.

                                   Sincerely,

                                   John D. Carifa
                                    Chairman and President

[Logo AllianceCapital]


                      ALLIANCE PREMIER GROWTH FUND, INC.
                        ALLIANCE BALANCED SHARES, INC.
                          ALLIANCE QUASAR FUND, INC.

-------------------------------------------------------------------------------

1345 Avenue of the Americas
New York, New York 10105
Toll Free (800) 221-5672
-------------------------------------------------------------------------------

                NOTICE OF JOINT SPECIAL MEETING OF STOCKHOLDERS
                               December 12, 2000

To the Stockholders of Alliance Premier Growth Fund, Inc. ("Premier Growth"), Alliance Balanced Shares, Inc. ("Balanced Shares") and Alliance Quasar Fund, Inc. ("Quasar"):

  Notice is hereby given that a Joint Special Meeting of Stockholders (the "Meeting") of Premier Growth, Balanced Shares and Quasar, each a Maryland corporation (individually, a "Fund" and collectively, the "Funds"), will be held at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Tuesday, December 12, 2000 at 11:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated October 30, 2000:

    1. To elect eight Directors of each Fund, each such Director to hold office until his or her successor is duly elected and qualified;

    2. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors of Premier Growth and Balanced Shares and Ernst & Young LLP as independent auditors of Quasar for each Fund's respective fiscal year ending in 2000;

    3. To approve an amendment of each Fund's fundamental policy to permit each Fund to engage in securities lending to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act");

    4. To approve the amendment of certain of the Funds' fundamental policies, in each case consistent with the 1940 Act:

    4A. For each Fund, approval of a proposal to amend a fundamental policy relating to portfolio diversification to permit the Fund to fully use the investment latitude for diversified funds established by the 1940 Act,

    4B. For Premier Growth, approval of a proposal to amend a fundamental policy relating to investments in non-U.S. companies,

    4C. For Quasar and Balanced Shares, approval of a proposal to amend a fundamental policy to permit the Funds to purchase and sell financial forward and futures contracts and options thereon,

    5. To approve the removal or reclassification of certain of the Funds' fundamental policies as non-fundamental policies and, in certain cases, revise that policy:

    5A. For Quasar, approval of a proposal to remove a fundamental policy that restricts investments in unseasoned issuers,

    5B. For each Fund, approval of a proposal to reclassify the fundamental policy regarding investments in illiquid securities as non-fundamental and to revise the policy, and

    6. To transact such other business as may properly come before the Meeting.

  The Board of Directors of each Fund has fixed the close of business on September 15, 2000 as the record date for the determination of stockholders of the Funds entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof.

  The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund. Each stockholder who does not expect to attend the Meeting in person is requested to complete, date, sign and promptly return the enclosed proxy card, or to vote by telephone or via the Internet as described on the enclosed proxy card.

  The Board of Directors of each Fund recommends approval of all the proposals.

                                   By Order of the Boards of Directors,

                                   Edmund P. Bergan, Jr.
                                    Secretary

New York, New York
October 30, 2000

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

  Please indicate your voting instructions on the enclosed proxy card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also vote by telephone or through the Internet. To do so, please follow the instructions on the enclosed proxy card. Your vote is very important no matter how many shares you own. Please mark and mail your proxy promptly or vote by telephone or through the Internet in order to save the Funds any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

--------------------------------------------------------------------------------
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                                PROXY STATEMENT

                      ALLIANCE PREMIER GROWTH FUND, INC.
                        ALLIANCE BALANCED SHARES, INC.
                          ALLIANCE QUASAR FUND, INC.

                          1345 Avenue of the Americas
                           New York, New York 10105

                            -----------------------

                     JOINT SPECIAL MEETING OF STOCKHOLDERS
                               December 12, 2000

                            -----------------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the respective Boards of Directors of Alliance Premier Growth Fund, Inc. ("Premier Growth"), Alliance Balanced Shares, Inc. ("Balanced Shares") and Alliance Quasar Fund, Inc. ("Quasar"), each a Maryland corporation (individually, a "Fund" and collectively, the "Funds"), to be voted at the Joint Special Meeting of Stockholders of the Funds (the "Meeting"), to be held at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Tuesday, December 12, 2000 at 11:00 a.m. Proxies will be solicited primarily by mail and may also be made by telephone. Solicitation costs will be borne by Alliance Capital Management L.P., the Funds' investment adviser ("Alliance").

  The Board of Directors of each Fund has fixed the close of business on September 15, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof (the "Record Date"). The outstanding voting shares of the Funds as of the Record Date consisted of 605,363,273 shares of common stock of Premier Growth, of 28,750,113 shares of common stock of Balanced Shares and of 44,558,465 shares of common stock of Quasar, representing four classes of shares for each Fund, each share being entitled to one vote. All properly executed and timely received proxies will be voted in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of eight directors of each Fund (Proposal One), for the ratification of the selection of PricewaterhouseCoopers LLP as independent auditors of Premier Growth and Balanced Shares and for

Ernst & Young LLP as independent auditors of Quasar for each Fund's fiscal year ending in 2000 (Proposal Two), for approval of an amendment of each Fund's fundamental policy to permit the Funds to engage in securities lending to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act") (Proposal Three), for the approval of the amendment of certain fundamental policies of the Funds, in each case consistent with the 1940 Act (Proposal Four), and for the approval of the removal or reclassification of certain of the Funds' fundamental policies as non-fundamental (Proposal Five). (These proposals are referred to individually as a "Proposal" and collectively as the "Proposals".) Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

  Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). Abstentions and broker non-votes will be considered present for purposes of determining the existence of a quorum for the transaction of business. Those shares not being cast will have no effect, however, on the outcome of the Proposals. If any proposal, other than the Proposals, properly comes before the Meeting, the shares represented by proxies will be voted on all such other proposals in the discretion of the person or persons voting the proxies. The Funds have not received notice of, and are not otherwise aware of, any other matter to be presented at the Meeting.

  The Meeting is scheduled as a joint meeting of the respective stockholders of the Funds because the stockholders of all the Funds are to consider and vote on similar matters. Stockholders of each Fund will vote separately on each proposal set forth herein and on any other matters that may arise for that Fund, and an unfavorable vote on a proposal by the stockholders of one Fund will not affect the implementation of the proposal by any other Fund if such proposal is approved by the stockholders of the other Fund.

  A quorum for the Meeting will consist of the presence in person or by proxy of the holders of one-third of the shares entitled to vote at the Meeting for Premier Growth and Quasar and a majority of the shares entitled to vote at the Meeting for Balanced Shares. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by each Fund's Board of Directors on any Proposal described in the Proxy Statement are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting to permit further solicitation of proxies. The Meeting may be adjourned with respect to fewer than all the Proposals in the Proxy Statement, and a stockholder vote may be taken on any one or more of the Proposals prior to any adjournment if sufficient votes have been received for approval thereof. Shares represented by proxies indicating a vote contrary to the position recommended by each Fund's Board of Directors on a Proposal will be voted against adjournment as to that Proposal.

  The Funds have engaged Shareholder Communications Corporation ("SCC"), 17 State Street, New York, New York 10004, to assist the Funds in soliciting proxies for the Meeting. SCC will receive a fee of approximately $84,250 for its services plus reimbursement of out-of-pocket expenses.

  The following table summarizes the Proposals on which stockholders are being asked to vote and indicates which stockholders are eligible to vote on each proposal. Shareholders of each Fund voting separately by Fund will vote on the Proposals, as applicable.

 proposal                       brief description of proposal
 --------     -----------------------------------------------------------------
 Proposal 1   To elect eight Directors of each Fund.
 Proposal 2   To ratify the selection of PricewaterhouseCoopers LLP as
              independent auditors of Premier Growth and Balanced Shares and
              Ernst & Young LLP as independent auditors of Quasar.
 Proposal 3   To amend a fundamental policy to permit securities lending to the extent permitted by the 1940 Act.
 Proposal 4   To amend certain fundamental policies:
          4A: For each Fund, approval of a proposal to amend a fundamental policy relating to portfolio diversification to permit the Fund to fully use the investment latitude for diversified funds established by the 1940 Act,
          4B: For Premier Growth, approval of a proposal to amend a fundamental policy relating to investments in non-U.S. companies,

 proposal                      brief description of proposal
 --------   -------------------------------------------------------------------
        4C: For Quasar and Balanced Shares, approval of a proposal to amend a fundamental policy to permit the Funds to purchase and sell financial forward and futures contracts and options thereon.
 Proposal 5 To approve the removal or reclassification of certain fundamental policies as non-fundamental policies and, in certain cases, revise that policy:
        5A: For Quasar, approval of a proposal to remove a fundamental policy that restricts investments in unseasoned issuers,
        5B: For each Fund, approval of a proposal to reclassify the fundamental policy regarding investments in illiquid securities as non-
            fundamental and to revise the policy.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS
                                  (All Funds)

  At the Meeting, eight Directors of each Fund are to be elected, each to serve until his or her successor is duly elected and qualifies. With respect to Premier Growth and Quasar, the affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Director. With respect to Balanced Shares, the affirmative vote of a majority of the votes cast at the Meeting is required to elect a Director. It is the intention of the persons named as proxies in the accompanying proxy to nominate and vote in favor of the election of each nominee referred to below.

  Messrs. John D. Carifa, David H. Dievler, John H. Dobkin, William H. Foulk, Jr., Clifford L. Michel and Donald J. Robinson, Ms. Ruth Block and Dr. James
M. Hester were previously elected as Directors of each of the Funds by each Fund's respective stockholders. The foregoing individuals are standing for reelection at the Meeting. Each of the eight nominees has consented to serve as a Director of each respective Fund. The Boards of Directors know of no reason why any of the nominees will be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Boards of Directors may recommend.

  Certain information concerning the Funds' Directors is set forth below.

                                                         Number of shares of
                                                         each Fund's common
                                                  Year   stock beneficially
  Name, age, positions and offices with the      first    owned directly or
   Funds, principal occupations during the      became a  indirectly as of
   past five years and other Directorships      Director September 15, 2000
  -----------------------------------------     -------- -------------------
  * John D. Carifa, Chairman of the Board, 55.  Premier       Premier
    President, Chief Operating Officer and a    Growth-       Growth-
    Director of Alliance Capital Management     1992          80,224
    Corporation, the general partner of         Balanced      Balanced
    Alliance ("ACMC"), which he has been        Shares-       Shares-
    associated with since prior to 1995.        1987          0
                                                Quasar-       Quasar-
                                                1987          22,008

                                                            Number of shares of
                                                            each Fund's common
                                                            stock beneficially
   Name, age, positions and offices with the     Year first  owned directly or
    Funds, principal occupations during the       became a   indirectly as of
    past five years and other Directorships       Director  September 15, 2000
   -----------------------------------------     ---------- -------------------
**+ Ruth Block, Director, 69. Formerly            Premier        Premier
    Executive Vice President and Chief            Growth-        Growth-
    Insurance Officer of The Equitable;           1992           2,447
    Chairman and Chief Executive Officer of       Balanced       Balanced
    Evlico; a Director of Avon, Tandem            Shares-        Shares-
    Financial Group and Donaldson, Lufkin &       1986           0
    Jenrette Securities Corporation. She is       Quasar-        Quasar-
    currently a Director of Ecolab Incorporated   1992           1,755
    (specialty chemicals) and BP Amoco
    Corporation (oil and gas).
**+ David H. Dievler, Director, 70. Independent   Premier        Premier
    Consultant. Until December 1994 he was        Growth-        Growth-
    Senior Vice President of ACMC responsible     1992           2,677
    for mutual fund administration. Prior to      Balanced       Balanced
    joining ACMC in 1984 he was Chief Financial   Shares-        Shares-
    Officer of Eberstadt Asset Management since   1987           0
    1968. Prior to that he was a Senior Manager   Quasar-        Quasar-
    at Price Waterhouse & Co. Member of           1987           1,577
    American Institute of Certified Public
    Accountants since 1953.
**+ John H. Dobkin, Director, 58. Consultant.     Premier        Premier
    Formerly a Senior Adviser from June 1999-     Growth-        Growth-
    June 2000 and President from December 1989-   1992           7,342
    May 1999 at Historic Hudson Valley            Balanced       Balanced
    (historic preservation). Previously, he was   Shares-        Shares-
    Director of National Academy of Design.       1992           0
    During 1988-92, he was a Director and         Quasar-        Quasar-
    Chairman of the Audit Committee of ACMC.      1994           523

                                                            Number of shares of
                                                            each Fund's common
                                                            stock beneficially
   Name, age, positions and offices with the     Year first  owned directly or
    Funds, principal occupations during the       became a   indirectly as of
    past five years and other Directorships       Director  September 15, 2000
   -----------------------------------------     ---------- -------------------
**+ William H. Foulk, Jr., Director, 68.          Premier        Premier
    Investment Adviser and Independent            Growth-        Growth-
    Consultant. He was formerly Senior Manager    1992           351
    of Barrett Associates, Inc., a registered     Balanced       Balanced
    investment adviser, with which he had been    Shares-        Shares-
    associated since prior to 1995. He was        1992           0
    formerly Deputy Comptroller of the State of   Quasar-        Quasar-
    New York and, prior thereto, Chief            1992           569
    Investment Officer of the New York Bank for
    Savings.
**+ Dr. James M. Hester, Director, 76.            Premier        Premier
    President of The Harry Frank Guggenheim       Growth-        Growth-
    Foundation, with which he has been            1992           870
    associated since prior to 1995. He was        Balanced       Balanced
    formerly President of New York University     Shares-        Shares-
    and The New York Botanical Garden, Rector     1989           0
    of The United Nations University and Vice     Quasar-        Quasar-
    Chairman of the Board of the Federal          1993           675
    Reserve Bank of New York.
**+ Clifford L. Michel, Director, 61. Member of   Premier        Premier
    the law firm of Cahill Gordon & Reindel,      Growth-        Growth-
    with which he has been associated since       1992           1,509
    prior to 1995. He is President and Chief      Balanced       Balanced
    Executive Officer of Wenonah Development      Shares-        Shares-
    Company (investments) and a Director of       1989           0
    Placer Dome, Inc. (mining).                   Quasar-        Quasar-
                                                  1986           7,602

                                                         Number of shares of
                                                         each Fund's common
                                                         stock beneficially
 Name, age, positions and offices with the    Year first  owned directly or
  Funds, principal occupations during the      became a   indirectly as of
  past five years and other Directorships      Director  September 15, 2000
 -----------------------------------------    ---------- -------------------
**+ Donald J. Robinson, Director, 66. Senior   Premier        Premier
    Counsel of the law firm of Orrick,         Growth-        Growth-
    Herrington & Sutcliffe LLP since January   1996           4,083
    1995. He was formerly a senior partner     Balanced       Balanced
    and a member of the Executive Committee    Shares-        Shares-
    of that firm. He was also a member of      1996           0
    the Municipal Securities Rulemaking        Quasar-        Quasar-
    Board and Trustee of the Museum of the     1996           0
    City of New York.

-----------
 * "Interested person," as defined in the 1940 Act, of the Funds because of an affiliation with each of the Funds' investment adviser, Alliance Capital Management L.P.
** Member of the Audit Committees.
 + Member of the Nominating Committees.

  It is the policy of the Boards of Directors of all registered investment companies to which Alliance provides investment advisory services (collectively, the "Alliance Fund Complex") that each Director will invest specified minimum amounts and (in most cases) an overall total of at least $150,000 in shares of investment companies within the Alliance Fund Complex. As of the Record Date, the Directors and officers of each Fund as a group owned less than 1% of the shares of each Fund.

  During their most recently completed fiscal years, the Board of Directors of Premier Growth met 5 times, Balanced Shares met 7 times and Quasar met 8 times. The Audit Committee of each Fund meets during the fiscal year for the purposes described below in Proposal Two. The Audit Committees of Premier Growth, Balanced Shares and Quasar met twice during each Fund's most recently completed respective fiscal year. The Nominating Committee of each Fund did not meet during each Fund's respective fiscal year. Both the Audit Committees and the Nominating Committees are standing committees of the Boards. The Nominating Committees consider individuals for nomination to fill vacancies on the Boards of Directors. The Nominating Committees do not currently consider for nomination candidates proposed by stockholders.

  A Fund does not pay any fees to, or reimburse expenses of, any Director during a time in which such Director is considered an "interested person" of the Fund. The aggregate compensation paid by each Fund to each of its Directors during its respective fiscal year ended in 1999, the aggregate compensation paid to each of the Directors during calendar year 1999 by all of the investment companies in the Alliance Fund Complex and the total number of investment companies and investment portfolios within the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee are set forth below. Neither the Funds nor any other investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                               Total
                                                   Total         Total       Number of
                                                Compensation   Number of    Investment
                                                  from the    Investment    Portfolios
                                                  Alliance   Companies in   within the
                                                    Fund     the Alliance  Alliance Fund
                                                  Complex,   Fund Complex,   Complex,
                                                 including   including the including the
                                                 the Funds,  Funds, as to  Funds, as to
                         Aggregate Compensation  during the      which         which
                         from each Fund during      1999     the Director  the Director
    Name of Director     its Fiscal Year Ended    Calendar   is a Director is a Director
      of the Funds              in 1999             Year     or a Trustee  or a Trustee
    ----------------     ---------------------- ------------ ------------- -------------
John D. Carifa.......... $      0                 $      0         49           107
Ruth Block.............. $3,617 APGF              $154,263         38            83
                         $3,467 Balanced Shares
                         $3,480 Quasar
David H. Dievler........ $3,735 APGF              $210,188         44            90
                         $3,584 Balanced Shares
                         $3,560 Quasar
John H. Dobkin.......... $3,737 APGF              $206,488         41            87
                         $3,586 Balanced Shares
                         $3,599 Quasar
William H. Foulk, Jr.... $3,738 APGF              $246,413         45           102
                         $4,087 Balanced Shares
                         $3,601 Quasar
Dr. James M. Hester..... $3,740 APGF              $164,138         39            84
                         $4,089 Balanced Shares
                         $3,603 Quasar
Clifford L. Michel...... $3,740 APGF              $183,388         39            86
                         $3,589 Balanced Shares
                         $3,603 Quasar
Donald J. Robinson...... $2,984 APGF              $154,313         41            96
                         $2,833 Balanced Shares
                         $2,847 Quasar

The Boards of Directors recommend that the stockholders of each Fund vote "FOR" the election of each of the foregoing nominees to serve as Directors of their Fund.

                                 PROPOSAL TWO

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                                  (All Funds)

  The Boards of Directors, including a majority of the Directors who are not "interested persons" of the Funds, as defined in the 1940 Act at a meeting held on (i) for Premier Growth, September 25, 1999, selected PricewaterhouseCoopers LLP, independent accountants to audit the accounts of Premier Growth for its fiscal year ending November 30, 2000 (ii) for Balanced Shares, July 14, 1999, selected PricewaterhouseCoopers to audit the accounts of Balanced Shares for its fiscal year ending July 31, 2000 and (iii) for Quasar, July 14, 1999, selected Ernst & Young LLP to audit the accounts of Quasar for its fiscal year ending September 30, 2000. PricewaterhouseCoopers LLP does not have any direct financial interest or any material indirect financial interest in Premier Growth or Balanced Shares. Ernst & Young LLP does not have any direct financial interest or any material indirect financial interest in Quasar. The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the selection of PricewaterhouseCoopers LLP as independent auditors of Premier Growth and Balanced Shares and to ratify the selection of Ernst & Young LLP as independent auditors of Quasar.

  Representatives of PricewaterhouseCoopers LLP and Ernst & Young LLP are expected to attend the Meeting and to have the opportunity to make a statement and to respond to appropriate questions from stockholders. The Audit Committee of the Board of Directors of each Fund meets with representatives of PricewaterhouseCoopers LLP and Ernst & Young LLP to discuss the scope of their engagement and to review the financial statements of the Funds and the results of their examination thereof.

  The Boards of Directors of Premier Growth and Balanced Shares recommend that the stockholders vote "FOR" the ratification of the selection of PricewaterhouseCoopers LLP as independent auditors of their Fund. The Board of Directors of Quasar recommends that the stockholders vote "FOR" the ratification of the selection of Ernst & Young LLP as independent auditors of the Fund.

                                 PROPOSAL THREE

                             APPROVAL OF A PROPOSAL
                         TO AMEND A FUNDAMENTAL POLICY
                   TO PERMIT SECURITIES LENDING TO THE EXTENT
                           PERMITTED BY THE 1940 ACT
                                  (All Funds)

  The fundamental policies of each of the Funds currently do not permit lending. Under their current policies, the Funds generally may not make loans with certain exceptions for the purchase of debt obligations. At its September 7, 2000 Special Meeting, Alliance informed the Directors that it was developing, for the Director's consideration, proposed securities lending arrangements for many Alliance Mutual Funds, including the Funds. Alliance noted that the proposed arrangements would enable each participating fund to earn incremental investment income through the lending of a portion of the Fund's portfolio securities on terms designed to avoid any impingement of the Fund's ongoing investment process. Alliance stated that in anticipation of these recommendations, it was recommending the revision of the Funds' fundamental investment restrictions generally prohibiting the Funds from engaging in securities lending. At the September 7, 2000 Special Meeting, the Boards of Directors of the Funds approved Alliance's recommendation that these fundamental policies be revised to permit the Funds to engage in securities lending to the extent permitted by the 1940 Act. The Boards further resolved to recommend this change to each Fund's stockholders for their approval. The current and proposed policies are set forth in Exhibit A.

  In recommending this change, Alliance informed the Boards that this absolute prohibition was not required by the 1940 Act. Alliance noted that this restriction was required by state "blue sky" laws that were nullified by the federal preemption of state regulation of mutual fund prospectuses passed by Congress in 1996. Alliance noted that in order to ensure that each Fund can continue to compete with newer funds created after federal preemption that are not so constrained as well as older funds that changed their lending policies to permit securities lending, it was recommending that these fundamental policies be revised so as to provide the Funds with essentially the same investment flexibility to engage in securities lending as is possessed by the majority of the Alliance Mutual Funds, which are permitted to engage in securities lending to the extent permitted by the 1940 Act.

  If the proposal is approved by the stockholders of each Fund, each Fund would, as currently permitted, be able to lend portfolio securities up to a maximum in value of 33 1/3% of its total assets (including collateral for any security loaned). A Fund would lend securities only on a fully collateralized basis and only to borrowers deemed by Alliance to be of sound financial standing. While any such loan is outstanding, it would be secured by collateral in the form of cash or securities issued or guaranteed by the U.S. Government, equal at all times to at least 100% of the current market value of the loaned securities plus, if applicable, accrued interest. All such loans could be terminated at any time by either the Fund (entitling the Fund to the return of the loaned securities at the end of the customary settlement period for the type of securities loaned) or the borrower. It is currently expected that the transactions would be structured so that a Fund would retain rights of ownership of the loaned securities, including rights to dividends, interest or other distributions on the loaned securities. Voting rights would pass with the lending, although a Fund would be able to call loans to vote proxies if desired.

  Approval of this Proposal requires the affirmative vote of "a majority of the outstanding voting securities" as defined by the 1940 Act, which means the lesser of (i) 67% or more of the voting securities of each Fund present or represented at the Meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of such Fund ("1940 Act Majority"). If the stockholders of a Fund do not approve the amendment to the Fund's fundamental policy to permit lending to the extent permitted by the 1940 Act, that Fund's policy will remain unchanged.

  The Board of Directors of each Fund recommends that the stockholders of each of the Funds vote "FOR" the approval of Proposal Three.

                                 PROPOSAL FOUR

                    APPROVAL OF PROPOSALS TO AMEND CERTAIN
                             FUNDAMENTAL POLICIES
                               (PROPOSALS 4A-4C)

  The primary purpose of Proposals 4A through 4C is to amend certain fundamental investment restrictions of Premier Growth, Balanced Shares and Quasar. As discussed below, some of these restrictions have their origin in old "blue sky" undertakings, which were nullified by Congress in 1996. These restrictions could conceivably serve as an impediment to a Fund's investment process. If approved by the Funds' stockholders, the amended fundamental policies could not be changed without a further stockholder vote. If a proposed restriction is not approved by a particular Fund, the current investment restriction will remain in place as a fundamental restriction and stockholder approval (with its attendant costs and delays) will continue to be required prior to any change in the investment restriction.

  The discussions below describe each proposal and the reasons for each recommendation. Please refer to Exhibit B following this discussion to compare your Fund's current policies to the proposed policies. The Boards of Directors of the Funds recommend that stockholders approve the proposal.

PROPOSAL 4A        APPROVAL OF A PROPOSAL TO AMEND A FUNDAMENTAL POLICY
                   RELATING TO PORTFOLIO DIVERSIFICATION TO PERMIT THE FUNDS TO
                   FULLY USE THE INVESTMENT LATITUDE FOR DIVERSIFIED FUNDS
                   ESTABLISHED BY THE 1940 ACT
                   (All Funds)

  Although each Fund is a "diversified" investment company under the 1940 Act, these Funds have a fundamental policy that is more restrictive than that required of a diversified investment company. To be "diversified" under the 1940 Act, an investment company must not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (the "5% limit") or acquire more than 10% of the outstanding voting securities of any one issuer (the "10% limit"). Up to 25% of its total assets (the "25% basket") may be invested without regard to these restrictions (i.e., up to 25% in one or more issuers).

  Under the current fundamental policies of Premier Growth and Quasar, the 10% limit applies to 100% of its total assets, rather than 75% that is permitted under the 1940 Act. For Balanced Shares, the 5% and 10% limits apply to 100% of its total assets, not to 75% of its total assets as is permitted.

  At its September 7, 2000 Special Meeting, the Boards of Directors approved Alliance's recommendation that this fundamental policy be revised to permit these Funds to invest in accordance with the limits contained in the 1940 Act for diversified investment companies. In making its recommendation, Alliance noted that these changes would enable the Funds to remain competitive with newer funds that are not subject to these restrictions and would allow each Fund the flexibility to take larger positions within its non-diversified 25% basket when Alliance deems appropriate. Alliance stated that it believed that the adoption of this change would not materially affect the operation of the Funds, although it was expected that the Funds would avail themselves of the occasional opportunities presented by the non-diversified 25% basket. The returns of a fund that may invest 25% of its total assets in a single issuer may be more dependent on a single stock and may be more volatile than those of a fund that is subject to a lower limit on such investments. The current fundamental policies and proposed revised fundamental policies are set forth in Exhibit B to this Proxy Statement.

PROPOSAL 4B        APPROVAL OF A PROPOSAL TO AMEND A FUNDAMENTAL INVESTMENT
                   POLICY RELATING TO INVESTMENTS IN NON-U.S. COMPANIES
                   (Premier Growth)

  Premier Growth currently has a fundamental policy to invest at least 85% of its total assets in equity securities of "U.S. Companies". A "U.S. Company" is defined as a company that (i) is organized under United States law, (ii) has its principal office in the United States, and (iii) issues equity securities that are traded principally in the United States. At a meeting on September 26, 2000, the Board of Directors of the Fund approved Alliance's recommendation to (i) reduce the 85% limitation to 80%, (ii) remove the definition of "U.S. Company", and in lieu of defining U.S. Company, adopt a new definition of "Non-U.S. Company" for the purposes of the policy. The Board further resolved to recommend these changes to the Fund's stockholders for their approval.

  In recommending these changes, Alliance advised the Board that in recent years many companies had become more global in nature, expanding their business and markets outside the United States. At the same time, many of these companies continue to have a very significant business presence in the United States and continue to issue securities that trade predominately in the United States. Alliance advised the Board that in order to enable the Fund to continue to invest in the same companies as it has in the past, the definition of "U.S. Company" should be removed and, instead, Alliance proposed that the Directors adopt a new definition of "Non-U.S. Company" to be applicable to the Fund.

  Under this new definition, a "Non-U.S. Company" would be a company that (i) is organized outside the United States, (ii) has its principal place of business outside the United States, and (iii) issues securities that are traded principally in a foreign country. Companies that did not fall within the definition of "Non-U.S. Company" would be considered to be U.S. companies for purposes of this policy. Alliance advised the Directors that, as a result of these proposals, if approved, a company that was either organized or had a principal place of business outside the United States, but which issued securities principally traded in the United States, would be considered to be a U.S. company.

  In addition, Alliance advised the Board that it was recommending that the current fundamental requirement that the Fund invest at least 85% of its total assets in U.S. Companies be reduced to 80% to allow the Fund additional flexibility in managing the Fund's portfolio. Alliance informed the Directors it was recommending this additional change because there are some companies in which the Fund has invested in the past that will be considered to be "Non-U.S. Companies" even under the proposed revised definition. This increased latitude will allow the Fund to continue to invest in the same companies as it has in the past. Alliance advised the Board that it did not expect that this change would significantly affect the management of the Fund.

PROPOSAL 4C        APPROVAL OF A PROPOSAL TO AMEND A FUNDAMENTAL POLICY TO
                   PERMIT THE FUNDS TO PURCHASE AND SELL FINANCIAL FORWARD AND
                   FUTURES CONTRACTS AND OPTIONS THEREON
                   (Quasar and Balanced Shares)

  At their September 7, 2000, Special Meeting, the Boards of Directors of Quasar and Balanced Shares considered and approved Alliance's recommendation that each of the Fund's fundamental policies be amended to permit the use of stock index futures and options thereon for hedging purposes.

  In making its recommendation, Alliance noted that each Fund since inception has had a fundamental policy against investment in commodities or commodity contracts. Alliance noted that this policy was typical of a time when financial commodities, financial forward and futures contracts, and options thereon, had yet to attain their later significance as investment tools. As a result of this restriction, Alliance noted, index futures are currently unavailable to each of the Funds.

  In making this recommendation, Alliance stated its belief that, as the use of these instruments has become more prevalent in the marketplace, each Fund's inability to use, at least for hedging purposes, financial commodities including stock index futures and options thereon places the Fund at a competitive disadvantage. As a result, Alliance considered it in the best interests of each Fund and its respective stockholders to obtain stockholder action appropriately amending the investment policies and installing more permissive non-fundamental investment policies. The current fundamental policies and the proposed fundamental and non-fundamental policies are set forth in Exhibit B to this Proxy Statement.

  The proposed non-fundamental investment policies would provide that each Fund may utilize financial forward and futures contracts and options thereon only for hedging purposes. In addition, each Fund would not enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of each Fund and the futures contracts subject to outstanding options written by a Fund would exceed 50% of its total assets. Each Fund would not purchase or sell a stock index futures contract if immediately thereafter more than 30% of its total assets would be hedged with stock index futures. Finally, each Fund would not purchase or sell a stock index future contract if, immediately thereafter, the sum of the amount of margin deposits on such Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets. In connection with its purchase of stock index futures contracts, each Fund would deposit in a segregated account with the Fund's custodian an amount of liquid assets equal to the market value of the futures contracts less any amounts maintained in a margin account with the Fund's broker.

  Based upon Alliance's presentation, the Board of Directors concluded that the proposed amendment to each Fund's fundamental investment policies to permit the use of financial forward and futures contracts and the adoption of the non-fundamental investment policies would be in the best interests of each Fund and its respective stockholders. The Board further resolved to recommend this change to the Funds' stockholders for their approval. Adoption of this change is not expected to materially change the operation of the Funds.

  Approval of Proposals 4A, 4B and 4C requires the affirmative vote of the holders of a 1940 Act Majority. If the stockholders of a Fund do not approve the amendment of the Fund's fundamental policies, that Fund's policies will remain the same.

  The Boards of Directors of Premier Growth, Balanced Shares and Quasar recommend that the stockholders of each of the Funds vote "FOR" the approval of each of Proposals 4A, 4B and 4C, as applicable.

                                 PROPOSAL FIVE

                             APPROVAL OF PROPOSALS
                        TO REMOVE OR RECLASSIFY CERTAIN
                       OF THE FUNDS' FUNDAMENTAL POLICIES
                          AS NON-FUNDAMENTAL POLICIES
                               (PROPOSALS 5A-5B)

  The primary purpose of Proposals 5A and 5B is to remove a fundamental policy of Quasar with respect to its investment in unseasoned issuers and to reclassify the fundamental policies of Premier Growth, Balanced Shares and Quasar with respect to their investment in illiquid securities as non-fundamental policies.

  The discussions below are a general overview of the Fund's current policies. Please refer to Exhibit C following this discussion to compare your Fund's current policies to the proposed policies. The Boards of Directors of the Funds recommend that stockholders approve the proposal.

PROPOSAL 5A        APPROVAL OF A PROPOSAL TO REMOVE A FUNDAMENTAL POLICY THAT
                   RESTRICTS INVESTMENTS IN UNSEASONED ISSUERS
                   (Quasar)

  Quasar currently has a fundamental policy providing that the Fund shall not invest more than 5% of its total assets in securities of companies (including predecessors) that have a record of less than three years of continuous operation (often called "unseasoned issuers"). The Board of Directors of Quasar is recommending the removal of the policy.

  The Fund adopted the "unseasoned issuer" restriction in response to state "blue sky" requirements in connection with the registration of shares of the Fund for sale. As discussed above, all state securities laws and regulations regarding fundamental investment restrictions have been preempted by federal law and no longer apply. Alliance discussed with the Board of Directors that it recognizes that the investment in securities of companies with less than three years of continuous operating history might not be appropriate for funds investing in companies with larger capitalizations. However, for funds that invest in securities of smaller capitalization companies, like Quasar, Alliance does not believe that a blanket prohibition against these types of investments is in the best interest of the Fund or its stockholders. Alliance stated that the Fund may from time to time, consistent with its investment strategies, encounter investment opportunities from these types of issuers in which the Fund may desire the flexibility to invest. Based on Alliance's recommendation, the Board of Directors of the Fund therefore recommends that stockholders approve the removal of this investment restriction.

PROPOSAL 5B        APPROVAL OF A PROPOSAL TO RECLASSIFY THE FUNDAMENTAL POLICY
                   REGARDING INVESTMENTS IN ILLIQUID SECURITIES AS NON-
                   FUNDAMENTAL AND TO REVISE THE POLICY
                   (All Funds)

  Each of Premier Growth, Balanced Shares and Quasar currently has a fundamental policy applicable to investment in illiquid securities and, with respect to Premier Growth and Quasar, this fundamental policy is more restrictive than that currently required by the Securities and Exchange Commission ("SEC"). Under the SEC's standards, non-money market mutual funds must limit their holdings in illiquid securities to 15% of their net assets. This SEC position is not required to be a fundamental policy. For the purpose of the 15% limitation, a security generally would be considered illiquid if it could not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the security is valued by a fund. Generally, Rule 144A securities that are determined by a Fund's Board of Directors to be liquid are not considered to be "illiquid" for purposes of these tests.

  Premier Growth and Quasar currently each have a fundamental policy limiting the Fund's investments in illiquid securities to 10% of its net assets. With respect to Quasar, this policy applies to all restricted securities, including Rule 144A securities. Because Rule 144A securities are "restricted", the Quasar fundamental policy does not permit the Fund to consider Rule 144A securities as liquid and not subject to the restrictions or investments in illiquid securities even if the Board of Directors determines them to be liquid.

  Balanced Shares has an investment restriction that is in conformity with the current SEC guidelines, but it is a fundamental restriction, which can only be changed by stockholder vote. These more restrictive investment limitations grow out of old state "blue sky" provisions, which, as discussed above, no longer apply to funds. Premier Growth's and Quasar's policy is more restrictive than the SEC's current position and each Fund's policy is fundamental and cannot be changed without stockholder approval. The Boards of Directors recommend revising Premier Growth's and Quasar's policy to conform with SEC guidelines and reclassifying all three Funds' fundamental policy regarding investments in illiquid securities to a non-fundamental policy. Each Fund's current fundamental policy and the proposed non-fundamental policy regarding investments in illiquid securities is set forth in Exhibit C to this Proxy Statement.

  The SEC has from time to time changed the percentage limitation applicable to a fund's investment in illiquid securities. For example, prior to 1993, the percentage limit on a fund's investment in illiquid securities was 10%. The proposed non-fundamental policy of each Fund would enable the Fund to respond to any future change in the SEC's guidelines, without the expense and delay of a stockholder vote. Because Premier Growth and Quasar have never approached a 10% investment in illiquid or restricted securities, the Board of Directors of each Fund does not anticipate that the proposed change will have a material impact on the operation of the Funds.

  Approval of Proposals 5A and 5B requires the affirmative vote of the holders of a 1940 Act Majority. If the stockholders of a Fund do not approve the Proposal, that Fund will continue to be subject to these fundamental policies.

  The Board of Directors of Premier Growth, Balanced Shares and Quasar recommend that the stockholders of the Funds vote "FOR" the approval of each of Proposals 5A and 5B, as applicable.

                                  HOW TO VOTE

  You may vote your shares by mail by signing and returning the enclosed proxy card, by telephone, or over the Internet.

  Voting by Mail or in Person. If you wish to participate at the Meeting, but do not wish to give a proxy by telephone or via the Internet, you can complete, sign and mail the enclosed proxy card or attend the Meeting in person.

  Internet and Telephone Voting. You may give your voting instructions via the Internet or by touch-tone telephone by following the instructions provided with your proxy card.

               INFORMATION AS TO EACH FUND'S PRINCIPAL OFFICERS

  The principal officers of the Funds and their principal occupations during the past five years are as follows:

  John D. Carifa, Chairman of each Fund and President of Premier Growth and Balanced Shares (see page 4 for biographical information).

  Bruce W. Calvert, Executive Vice President of Balanced Shares, 53, is the Vice Chairman and Chief Executive Officer and a Director of ACMC, with which he has been associated since prior to 1995.

  Alfred Harrison, Executive Vice President of Premier Growth, 63, is Vice Chairman and a Director of ACMC, with which he has been associated since prior to 1995.

  Kathleen A. Corbet, Senior Vice President of each Fund, 40, is an Executive Vice President of ACMC, with which she has been associated since prior to 1995.

  Paul C. Rissman, Senior Vice President of Balanced Shares, 43, is an Executive Vice President of ACMC, with which he has been associated since prior to 1995.

  Bruce K. Aronow, Vice President of Quasar, 34, is a Senior Vice President of ACMC since 1999. Prior thereto, he was a Vice President at Invesco since 1998, a Vice President at LGT Asset Management since 1996 and a Vice President at Chancellor Capital Management since prior to 1995.

  Andrew M. Aran, Vice President of Balanced Shares, 43, is a Senior Vice President of ACMC, with which he has been associated since prior to 1995.

  Thomas J. Bardong, Vice President of each Fund, 55, is a Senior Vice President of ACMC, with which he has been associated since prior to 1995.

  Michael J. Reilly, Vice President of Premier Growth, 35, is a Senior Vice President of ACMC, with which he has been associated since prior to 1995.

  Edmund P. Bergan, Jr., Secretary of each Fund, 50, is a Senior Vice President and the General Counsel of Alliance Fund Distributors, Inc. ("AFD") and Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1995.

  Andrew L. Gangolf, Assistant Secretary of each Fund, 46, is a Senior Vice President and Assistant General Counsel of AFD, with which he has been associated since prior to 1995.

  Domenick Pugliese, Assistant Secretary of each Fund, 39, is a Senior Vice President and Assistant General Counsel of AFD, with which he has been associated since prior to 1995. Prior thereto, he was a Vice President and Counsel of Concord Holding Corporation since prior to 1995.

  Mark D. Gersten, Treasurer and Chief Financial Officer of each Fund, 50, is a Senior Vice President of AFS, with which he has been associated since prior to 1995.

  Vincent S. Noto, Controller of each Fund, 35, is a Vice President of AFS, with which he has been associated since prior to 1995.

  The address of Messrs. Carifa, Calvert, Harrison, Rissman, Bardong, Aronow, Reilly, Aran, Bergan, Gangolf and Pugliese and Ms. Corbet is c/o Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. The address of Messrs. Gersten and Noto is c/o Alliance Fund Distributors, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094.

  All of the officers of the Funds are employees of Alliance and officers of ACMC, the general partner of Alliance, or a wholly-owned subsidiary of Alliance. As of the Record Date, no officer or Director of the Funds owned more than 1% of the outstanding equity securities of Alliance.

                                STOCK OWNERSHIP

  According to information filed with the Commission, the following persons were the beneficial owners of more than 5% of a Fund's outstanding common stock as of the Record Date.

                                                             Percent of
                                                            Common Stock
                                                           Based on Shares
                                                           Outstanding as
                                      Amount of Beneficial       of
Name and Address of Beneficial Owner   Ownership and Fund  the Record Date
------------------------------------  -------------------- ---------------
                                          174,676,704          28.85%
                                        Premier Growth
Merrill Lynch                              14,509,551          32.56%
  Mutual Fund Administration (97LS2)         Quasar
  4800 Deer Lake Dr East, 2nd Floor        3,667,624           12.75%
  Jacksonville, FL 32246-6484           Balanced Shares



                            REPORTS TO STOCKHOLDERS

  A Fund will furnish each person to whom this Proxy Statement is delivered with a copy of the Fund's latest annual report to stockholders upon request and without charge. To request a copy, please call Alliance Fund Services, Inc. at
(800) 227-4618 or contact Reid Conway at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                   By Order of the Board of Directors,

                                   Edmund P. Bergan, Jr.
                                    Secretary

New York, New York
October 30, 2000

                                                                       EXHIBIT A

                   CURRENT AND PROPOSED FUNDAMENTAL POLICIES

                                 PROPOSAL THREE

SECURITIES LENDING POLICIES

      Fund         Current Policy         Proposed Policy
--------------------------------------------------------------
  Alliance     1.  The Fund may not   1.  The Fund may not
  Premier          make loans except      make loans to other
  Growth Fund,     through purchase       persons, except that
  Inc.             of debt                the Fund may lend
                   obligations in         its portfolio
                   accordance with        securities in
                   its investment         accordance with
                   objective and          applicable law. The
                   policies.              acquisition of
                                          investment
                                          securities or other
                                          investment
                                          instruments shall
                                          not be deemed the
                                          making of a loan.

               2.  The Fund may not   2.  The Fund may not
                   borrow money or        issue senior
                   issue senior           securities (except
                   securities except      to the extent that
                   for temporary or       securities lending
                   emergency              may be considered
                   purposes in an         senior securities)
                   amount not             or borrow money,
                   exceeding 5% of        except for temporary
                   the value of its       or emergency
                   total assets at        purposes in an
                   the time the           amount not exceeding
                   borrowing is           5% of the value of
                   made.                  its total assets at
                                          the time the
                                          borrowing is made.

--------------------------------------------------------------
  Alliance     1.  The Fund may not   1.  The Fund may not
  Balanced         make loans to          make loans to other
  Shares, Inc.     other persons          persons, except that
                   except certain         the Fund may lend
                   call loans upon        its portfolio
                   collateral             securities in
                   security (the          accordance with
                   Fund does not          applicable law. The
                   intend to make         acquisition of
                   such loans; the        investment
                   acquisition of         securities or other
                   publicly               investment
                   distributed            instruments shall
                   bonds, debentures      not be deemed the
                   and other debt         making of a loan.
                   securities is not
                   considered a
                   loan).

               2.  The Fund may not   2.  The Fund may not
                   issue any              issue senior
                   securities senior      securities (except
                   to the capital         to the extent that
                   stock offered          securities lending
                   hereby.                may be considered
                                          senior securities)
                                          or borrow money,
                                          except for temporary
                                          or emergency
                                          purposes in an
                                          amount not exceeding
                                          5% of the value of
                                          its total assets at
                                          the time the
                                          borrowing is made.

      Fund         Current Policy         Proposed Policy
--------------------------------------------------------------
  Alliance     1.  The Fund may not   1.  The Fund may not
  Quasar Fund,     make loans of its      make loans to other
  Inc.             funds or assets        persons, except that
                   to any other           the Fund may lend
                   person, which          its portfolio
                   shall not include      securities in
                   the purchase of a      accordance with
                   portion of an          applicable law. The
                   issue of publicly      acquisition of
                   distributed            investment
                   bonds,                 securities or other
                   debentures, or         investment
                   other securities,      instruments shall
                   whether or not         not be deemed the
                   the purchase was       making of a loan.
                   made upon the
                   original issuance
                   of the
                   securities;
                   except that the
                   Fund may not
                   purchase non-
                   publicly
                   distributed
                   securities
                   subject to the
                   limitations
                   applicable to
                   restricted
                   securities.

               2.  The Fund may not   2.  The Fund may not
                   borrow money           issue senior
                   except for             securities (except
                   temporary or           to the extent that
                   emergency              securities lending
                   purposes in an         may be considered
                   amount not             senior securities)
                   exceeding 5% of        or borrow money,
                   its total assets       except for temporary
                   at the time the        or emergency
                   borrowing is           purposes in an
                   made.                  amount not exceeding
                                          5% of its total
                                          assets at the time
                                          the borrowing is
                                          made.

                                                                       EXHIBIT B

                   CURRENT AND PROPOSED FUNDAMENTAL POLICIES

                                 PROPOSAL FOUR

DIVERSIFICATION POLICIES (PROPOSAL 4A)

      Fund               Current Policy                Proposed Policy
--------------------------------------------------------------------------------
 Alliance          The Fund may not purchase    It is a fundamental policy
 Premier           more than 10% of the         of the Fund that the Fund is
 Growth Fund,      outstanding voting           required with respect to 75%
 Inc.              securities of any one        of its assets (i) to have no
                   issuer.                      more than 5% of its assets
                                                invested in any one issuer
                                                and (ii) to own not more
                                                than 10% of the outstanding
                                                voting securities of any one
                                                issuer.

--------------------------------------------------------------------------------
 Alliance          The Fund will not invest     It is a fundamental policy
 Quasar Fund,      more than 10% of its         of the Fund that the Fund
 Inc.              total assets in the          may not purchase the
                   securities of any one        securities of any one
                   issuer.                      issuer, other than the U.S.
                                                Government or any of its
                                                agencies or
                                                instrumentalities, if as a
                                                result more than 5% of its
                                                total assets would be
                                                invested in such issuer or
                                                the Fund would own more than
                                                10% of the outstanding
                                                voting securities of such
                                                issuer, except that up to
                                                25% of its total assets may
                                                be invested without regard
                                                to these 5% and 10%
                                                limitations.

--------------------------------------------------------------------------------
 Alliance          The Fund may not:
 Balanced                                       It is a fundamental policy
 Shares, Inc.      (1)  Invest more than 5%     of the Fund that the Fund is
                        of its total assets     required with respect to 75%
                        in securities of any    of its assets (i) to have no
                        one issuer, except      more than 5% of its assets
                        U.S. Government         invested in any one issuer
                        securities.             and (ii) to own not more
                                                than 10% of the outstanding
                   (2)  Own more than 10% of    voting securities of any one
                        the outstanding         issuer.
                        voting securities of
                        any one issuer.

NON-U.S. COMPANY POLICY (PROPOSAL 4B)

      Fund               Current Policy                Proposed Policy
--------------------------------------------------------------------------------
 Alliance          The Fund normally invests    The Fund invests at least
 Premier           at least 85% of its total    80% of its total assets in
 Growth Fund,      assets in equity             equity securities of U.S.
 Inc.              securities of U.S.           Companies. A "Non-U.S.
                   Companies. A "U.S.           Company" is a company that
                   Company" is defined as a     (i) is organized outside the
                   company that (i) is          United States, (ii) has its
                   organized under United       principal place of business
                   States law, (ii) has its     outside the United States,
                   principal office in the      and (iii) issues securities
                   United States, and (iii)     that are traded principally
                   issues equity securities     in a foreign country.
                   that are traded              Companies that did not fall
                   principally in the United    within the definition of
                   States.                      "Non-U.S. Company" would be
                                                considered to be U.S.
                                                Companies for purposes of
                                                this policy.


COMMODITIES POLICIES (PROPOSAL 4C)

      Fund               Current Policy                Proposed Policy
--------------------------------------------------------------------------------
 Alliance          The Fund may not purchase    Fundamental
 Balanced          or sell commodities or
 Shares, Inc.      commodity contracts.

                                                 It is a fundamental policy
                                                of the Fund not to purchase
                                                or sell commodities or
                                                commodity contracts, except
                                                financial forward and
                                                futures contracts and
                                                options on such contracts.

                                                Non-fundamental

                                                 It is a non-fundamental
                                                policy of the Fund that:

                                                 (i) the Fund utilize
                                                futures and options thereon
                                                only for hedging purposes,

                                                 (ii) the Fund will not
                                                enter into any futures
                                                contracts or options on
                                                futures contracts if
                                                immediately thereafter the
                                                market values of the
                                                outstanding futures
                                                contracts of the Fund and
                                                the futures contracts
                                                subject to outstanding
                                                options written by the Fund
                                                would exceed 50% of its
                                                total assets,

                                                 (iii) the Fund will not
                                                purchase or sell a stock
                                                index future if immediately
                                                thereafter more than 30% of
                                                its total assets would be
                                                hedged by stock index
                                                futures, and

                                                 (iv) the Fund will not
                                                purchase or sell a stock
                                                index future if, immediately
                                                thereafter, the sum of the
                                                amount of margin deposits on
                                                the Fund's existing futures
                                                positions would exceed 5% of
                                                the market value of the
                                                Fund's total assets.

      Fund               Current Policy                Proposed Policy
--------------------------------------------------------------------------------
 Alliance          The Fund may not purchase    Fundamental
 Quasar Fund,      or sell commodities or
 Inc.              commodity contracts.

                                                 It is a fundamental policy
                                                of the Fund not to purchase
                                                or sell commodities or
                                                commodity contracts, except
                                                financial forward and
                                                futures contracts and
                                                options on such contracts.

                                                Non-fundamental

                                                 It is a non-fundamental
                                                policy of the Fund that:

                                                 (i) the Fund utilize
                                                futures and options thereon
                                                only for hedging purposes,

                                                 (ii) the Fund will not
                                                enter into any futures
                                                contracts or options on
                                                futures contracts if
                                                immediately thereafter the
                                                market values of the
                                                outstanding futures
                                                contracts of the Fund and
                                                the futures contracts
                                                subject to outstanding
                                                options written by the Fund
                                                would exceed 50% of its
                                                total assets,

                                                 (iii) the Fund will not
                                                purchase or sell a stock
                                                index future if immediately
                                                thereafter more than 30% of
                                                its total assets would be
                                                hedged by stock index
                                                futures, and

                                                 (iv) the Fund will not
                                                purchase or sell a stock
                                                index future if, immediately
                                                thereafter, the sum of the
                                                amount of margin deposits on
                                                the Fund's existing futures
                                                positions would exceed 5% of
                                                the market value of the
                                                Fund's total assets.

                                                                       EXHIBIT C

                   CURRENT AND PROPOSED FUNDAMENTAL POLICIES

                                 PROPOSAL FIVE

UNSEASONED ISSUERS POLICY (PROPOSAL 5A)

      Fund               Current Policy                Proposed Policy
--------------------------------------------------------------------------------
 Alliance          The Fund will not invest     No policy.
 Quasar Fund,      more than 5% of its total
 Inc.              assets in securities of
                   issuers that have been in
                   operation for less than 3
                   years, including the
                   operations of any
                   predecessors.


ILLIQUID SECURITIES POLICIES (PROPOSAL 5B)

      Fund               Current Policy                Proposed Policy
--------------------------------------------------------------------------------
 Alliance          The Fund will not            It is a non-fundamental
 Premier           purchase illiquid            policy of the Fund that the
 Growth Fund,      securities if immediately    Fund may not purchase any
 Inc.              after such purchase more     security or enter into a
                   than 10% of the Fund's       repurchase agreement if, as
                   net assets taken at          a result, more than 15% of
                   market value would be so     its net assets would be
                   invested.                    invested in repurchase
                                                agreements not entitling the
                                                holder to payment of
                                                principal and interest
                                                within seven days and in
                                                securities that are illiquid
                                                by virtue of legal or
                                                contractual restrictions on
                                                resale or the absence of a
                                                readily available market;
                                                however, this restriction
                                                will not apply to securities
                                                sold pursuant to Rule 144A
                                                under the Securities Act of
                                                1933, so long as such
                                                securities meet liquidity
                                                guidelines established from
                                                time to time by the Board of
                                                Directors.

      Fund               Current Policy                Proposed Policy
--------------------------------------------------------------------------------
 Alliance          The Fund will limit its      It is a non-fundamental
 Balanced          investments in illiquid      policy of the Fund that the
 Shares, Inc.      securities together with     Fund may not purchase any
                   restricted securities        security or enter into a
                   (except Rule 144A            repurchase agreement if, as
                   securities) to no more       a result, more than 15% of
                   than 15% of the Fund's       its net assets would be
                   average net assets.          invested in repurchase
                                                agreements not entitling the
                                                holder to payment of
                                                principal and interest
                                                within seven days and in
                                                securities that are illiquid
                                                by virtue of legal or
                                                contractual restrictions on
                                                resale or the absence of a
                                                readily available market;
                                                however, this restriction
                                                will not apply to securities
                                                sold pursuant to Rule 144A
                                                under the Securities Act of
                                                1933, so long as such
                                                securities meet liquidity
                                                guidelines established from
                                                time to time by the Board of
                                                Directors.
--------------------------------------------------------------------------------
 Alliance          (1)  The Fund may not        It is a non-fundamental
 Quasar Fund,           invest more than 10%    policy of the Fund that the
 Inc.                   of its assets in        Fund may not purchase any
                        restricted              security or enter into a
                        securities.             repurchase agreement if, as
                                                a result, more than 15% of
                                                its net assets would be
                                                invested in repurchase
                                                agreements not entitling the
                                                holder to payment of
                                                principal and interest
                                                within seven days and in
                                                securities that are illiquid
                                                by virtue of legal or
                                                contractual restrictions on
                                                resale or the absence of a
                                                readily available market;
                                                however, this restriction
                                                will not apply to securities
                                                sold pursuant to Rule 144A
                                                under the Securities Act of
                                                1933, so long as such
                                                securities meet liquidity
                                                guidelines established from
                                                time to time by the Board of
                                                Directors.

                   (2)  The Fund will not
                        invest more than 5%
                        of its total assets
                        in any securities of
                        issuers which are
                        not readily
                        marketable.

                            TABLE OF CONTENTS                             Page
                            -----------------                             ----
Introduction.............................................................   1
Proposal One: Election of Directors......................................   5
Proposal Two: Ratification of Selection of Independent Auditors..........  10
Proposal Three: Approval of a Proposal to Amend a Fundamental Policy to
  Permit Securities Lending to the Extent Permitted by the 1940 Act......  11
Proposal Four: Approval of Proposals to Amend Certain Fundamental
  Policies...............................................................  12
Proposal Five: Approval of Proposals to Remove or Reclassify Certain of
  the Funds' Fundamental Policies as Non-Fundamental Policies............  17
How to Vote..............................................................  19
Information as to the Funds' Principal Officers..........................  20
Stock Ownership..........................................................  22
Reports to Stockholders..................................................  22
Exhibit A................................................................  23
Exhibit B................................................................  25
Exhibit C................................................................  28


                                Alliance Premier
                               Growth Fund, Inc.

                               Alliance Balanced
                                  Shares, Inc.

                                Alliance Quasar
                                   Fund, Inc.

--------------------------------------------------------------------------------

[Logo AllianceCapital]

                        Alliance Capital Management L.P.

--------------------------------------------------------------------------------
NOTICE OF SPECIAL MEETING
OF STOCKHOLDERS AND
PROXY STATEMENT

December 12, 2000